______________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) October 28, 2004


              The National Collegiate Student Loan Trust 2004-2
              -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          DELAWARE                333-118894-01           81-0656951
          --------                -------------           ----------
(State or Other Jurisdiction       (Commission           (IRS Employer
      of Incorporation)           File Number)        Identification No.)

    800 Boylston Street, 34th Floor, Boston, MA           02199-8157
    -------------------------------------------           ----------
      (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code    (800) 895-4283

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


______________________________________________________________________________

Section 8 - Other Events

      Item 8.01   Other Events.

            For a description of the Notes, refer to the Indenture. For a description of the Certificates, refer to the Grantor Trust Agreement. For a description of the Student Loans, refer to the Deposit and Sale Agreement.

Section 9 - Financial Statements and Exhibits

      Item 9.01   Financial Statements and Exhibits.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:



              EXHIBIT NO.      DESCRIPTION
              1.1              Underwriting  Agreement,  dated  as of  October
                               22,  2004,  between  The  National   Collegiate
                               Funding LLC and UBS  Securities  LLC,  Deutsche
                               Bank Securities Inc. and Goldman, Sachs & Co.

              EXHIBIT NO.      DESCRIPTION
              4.1              Indenture,   dated  as  of   October  1,  2004,
                               between The  National  Collegiate  Student Loan
                               Trust 2004-2 and U.S. Bank National Association

              EXHIBIT NO.      DESCRIPTION
              4.2              Grantor  Trust  Agreement,  dated as of October
                               28,  2004,  between  The  National   Collegiate
                               Funding LLC and U.S. Bank National Association

              EXHIBIT NO.      DESCRIPTION
              5.1              Opinion of Thacher  Proffitt & Wood LLP,  dated
                               as  of  October  28,  2004,   with  respect  to
                               legality of the Notes

              EXHIBIT NO.      DESCRIPTION
              5.2              Opinion of Thacher  Proffitt & Wood LLP,  dated
                               as  of  October  28,  2004,   with  respect  to
                               legality of the Certificates

              EXHIBIT NO.      DESCRIPTION
              8.1              Opinion of Thacher  Proffitt & Wood LLP,  dated
                               as of October 28, 2004, regarding tax matters related to the Notes

              EXHIBIT NO.      DESCRIPTION
              8.2              Opinion of Thacher  Proffitt & Wood LLP,  dated
                               as of October 28, 2004, regarding tax matters related to the Certificates

              EXHIBIT NO.      DESCRIPTION
              10.1*            Note  Purchase  Agreement,  dated  as of May 1,
                               2002,  between  Bank  One,  N.A.  and The First
                               Marblehead Corporation, as amended

              EXHIBIT NO.      DESCRIPTION
              10.2*            Note Purchase Agreement,  dated as of April 30,
                               2001,  between  Bank of America,  N.A.  and The
                               First Marblehead Corporation, as amended

              EXHIBIT NO.      DESCRIPTION
              10.3*            Note  Purchase  Agreement,  dated as of May 15,
                               2002,  between  Charter One, N.A. and The First
                               Marblehead Corporation, as amended

              EXHIBIT NO.      DESCRIPTION
              10.4             Deposit  and  Sale   Agreement,   dated  as  of
                               October  28,   2004,   between   The   National
                               Collegiate   Funding   LLC  and  The   National
                               Collegiate Student Loan Trust 2004-2

              EXHIBIT NO.      DESCRIPTION
              10.5 **          Guaranty   Agreement,   dated  May  13,   2002,
                               between  The  Education  Resources   Institute,
                               Inc. and Bank One, N.A., as amended

              EXHIBIT NO.      DESCRIPTION
              10.6 **          Guaranty  Agreement,   dated  April  30,  2001,
                               between  The  Education  Resources   Institute,
                               Inc. and Bank of America, N.A., as amended

              EXHIBIT NO.      DESCRIPTION
              10.7 **          Guaranty  Agreement,  dated as of May 15, 2002,
                               between  The  Education  Resources   Institute,
                               Inc. and Charter One Bank, N.A., as amended

              EXHIBIT NO.      DESCRIPTION
              10.8*            Alternative Servicing Agreement, dated as of
                               October 16, 2001, between the Pennsylvania
                               Higher Education Assistance Agency and The
                               First Marblehead Corporation

              EXHIBIT NO.      DESCRIPTION
              10.9             Trust Agreement, dated as of October 28, 2004,
                               among Wachovia Trust Company, National
                               Association, The National Collegiate Funding LLC and The Education Resources Institute, Inc.

              EXHIBIT NO.      DESCRIPTION
              10.10            Administration Agreement, dated as of October 28,
                               2004, among The National Collegiate Student Loan
                               Trust 2004-2, Wachovia Trust Company, National
                               Association, U.S. Bank National Association, The
                               National Collegiate Funding LLC and First
                               Marblehead Data Services, Inc.

              EXHIBIT NO.      DESCRIPTION
              10.11            Back-up Administration  Agreement,  dated as of
                               October   28,   2004,    among   The   National
                               Collegiate    Funding    LLC,    The   National
                               Collegiate  Student  Loan Trust  2004-2,  First
                               Marblehead Data Services,  Inc., Wachovia Trust
                               Company,  National  Association  and U.S.  Bank
                               National Association

              EXHIBIT NO.      DESCRIPTION
              10.12            Structuring  Advisory  Agreement,  dated  as of
                               October  28,   2004,   between   The   National
                               Collegiate  Student  Loan Trust  2004-2 and The
                               First Marblehead Corporation

              EXHIBIT NO.      DESCRIPTION
              10.13            Deposit  and  Security  Agreement,  dated as of
                               October   28,   2004,   among   The   Education
                               Resources   Institute,   Inc.,   The   National
                               Collegiate  Student Loan Trust 2004-2 and First
                               Marblehead Data Services, Inc.

              EXHIBIT NO.      DESCRIPTION
              10.14 +          Pool Supplement,  dated as of October 28, 2004,
                               among The  First  Marblehead  Corporation,  The
                               National  Collegiate  Funding LLC and Bank One,
                               N.A.

              EXHIBIT NO.      DESCRIPTION
              10.15 +          Pool Supplement,  dated as of October 28, 2004,
                               among The  First  Marblehead  Corporation,  The
                               National  Collegiate  Funding  LLC and  Bank of
                               America, N.A.

              EXHIBIT NO.      DESCRIPTION
              10.16 +          Pool Supplement,  dated as of October 28, 2004,
                               among The  First  Marblehead  Corporation,  The
                               National  Collegiate  Funding  LLC and  Charter
                               One, N.A.

* Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and incorporated herein by reference.

** Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and to Form 8-K filed on June 25, 2004, file 333-113336-01 and incorporated herein by reference.

+ Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE NATIONAL COLLEGIATE STUDENT LOAN
                                    TRUST 2004-2

                                    By:   FIRST MARBLEHEAD DATA
                                          SERVICES, INC., ADMINISTRATOR

                                          By: /s/ Stephen Anbinder
                                              --------------------------
                                              Name:  Stephen Anbinder
                                              Title: President



Dated: November 8, 2004

                                  EXHIBIT INDEX



                     Sequentially
Exhibit              Numbered
Number               Description
------               -----------

1.1 Underwriting Agreement, dated as of October 22, 2004, between The National Collegiate Funding LLC and UBS Securities LLC, Deutsche Bank Securities Inc. and Goldman, Sachs & Co.
4.1 Indenture, dated as of October 1, 2004, between The National Collegiate Student Loan Trust 2004-2 and U.S. Bank National Association
4.2 Grantor Trust Agreement, dated as of October 28, 2004, between The National Collegiate Funding LLC and U.S. Bank National Association
5.1 Opinion of Thacher Proffitt & Wood LLP, dated as of October 28, 2004, with respect to legality of the Notes
5.2                  Opinion  of  Thacher  Proffitt  & Wood  LLP,  dated as of
                     October 28, 2004, with respect to legality of the Certificates
8.1 Opinion of Thacher Proffitt & Wood LLP, dated as of October 28, 2004, regarding tax matters related to the Notes
8.2 Opinion of Thacher Proffitt & Wood LLP, dated as of October 28, 2004, regarding tax matters related to the Certificates
10.1* Note Purchase Agreement, dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended
10.2* Note Purchase Agreement, dated as of April 30, 2001, between Bank of America, N.A. and The First Marblehead Corporation, as amended
10.3* Note Purchase Agreement, dated as of May 15, 2002, between Charter One, N.A. and The First Marblehead Corporation, as amended
10.4 Deposit and Sale Agreement, dated as of October 28, 2004, between the The National Collegiate Funding LLC and The National Collegiate Student Loan Trust 2004-2
10.5 ** Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A., as amended
10.6 ** Guaranty Agreement, dated April 30, 2001, between The Education Resources Institute, Inc. and Bank of America, N.A., as amended
10.7 ** Guaranty Agreement, dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A., as amended

10.8 *               Alternative Servicing Agreement,  dated as of October 16,
                     2001,   between   the   Pennsylvania   Higher   Education
                     Assistance Agency and The First Marblehead Corporation
10.9 Trust Agreement, dated as of October 28, 2004, among Wachovia Trust Company, National Association, The National Collegiate Funding LLC and The Education Resources Institute, Inc.
10.10 Administration Agreement, dated as of October 28, 2004, among The National Collegiate Student Loan Trust 2004-2, Wachovia Trust Company, National Association, U.S. Bank National Association, The National Collegiate Funding LLC and First Marblehead Data Services, Inc.
10.11 Back-up Administration Agreement, dated as of October 28, 2004, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2004-2, First Marblehead Data Services, Inc., Wachovia Trust Company, National Association and U.S. Bank National Association
10.12 Structuring Advisory Agreement, dated as of October 28, 2004, between The National Collegiate Student Loan Trust 2004-2 and The First Marblehead Corporation
10.13 Deposit and Security Agreement, dated as of October 28, 2004, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2004-2 and First Marblehead Data Services, Inc.
10.14 + Pool Supplement, dated as of October 28, 2004, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank One, N.A.
10.15 + Pool Supplement, dated as of October 28, 2004, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
10.16 + Pool Supplement, dated as of October 28, 2004, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One, N.A.

* Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and incorporated herein by reference.

** Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and to Form 8-K filed on June 25, 2004, file 333-113336-01 and incorporated herein by reference.

+ Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.